EXHIBIT 99.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ReserveNet Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Daniel Regidor, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (i)  The Report fully complies with the requirements of section 13(a) or 15
          (d) of the Securities Exchange Act of 1934, and

     (ii) The information contained in the Report fairly represents, in all material aspects, the financial condition and result of operations of the Company.
                                  /s/ Daniel Regidor
                                  ----------------------------
                                  Daniel Regidor,
                                  President, Chief Executive Officer, Director


                                  November 14, 2002